UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2022 (September 9, 2022)

CANNABIS GLOBAL, INC.

(Name of registrant in its charter)

Nevada	333-146404	99-0539775
(State or jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

520 S. Grand Avenue, Suite 320, Los Angeles, CA 90071

(Address of principal executive offices)

(310) 986-4929

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
Common	CBGL	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 7, 2022, the Registrant dismissed Boyle CPA, LLC (“Boyle”) as its independent registered public accounting firm to audit the Registrant’s financial statements. Boyle's reports on the Registrant’s financial statements for the past two years, and any subsequent interim period through the date of dismissal, did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Boyle, would have caused Boyle to make reference to such disagreement in its report. The dismissal of Boyle was approved by the Registrant’s board of directors. During the two most recent fiscal years, and any subsequent interim period through the date of dismissal, there have been no disagreements with Boyle or certain other reportable events. Pursuant to Item 304(a)(3) of Reg. SK, prior to this filing the Registrant provided Boyle with a copy of its disclosures and requested Boyle to provide the Registrant with a letter addressed to the Commission indicating whether it agrees with the Registrant’s disclosures. The Registrant will file an amendment to this Form 8-K upon receipt of the letter from Boyle.

(b) On September 7, 2022, the Registrant engaged M&K CPAS, PLLC (“M&K”) as its principal accountant to audit the Registrant’s financial statements. During the Registrant’s two most recent fiscal years, and any subsequent interim period prior to engaging M&K, neither the Registrant nor anyone acting on its behalf consulted with M&K regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Registrant, or the type of audit opinion that might be rendered by M&K on the Registrant’s financial statements; or (ii) any matter that was either the subject of any disagreement with the Registrant’s former independent auditor, Boyle, or any reportable event with respect to Boyle.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded with the Inline XBRL document.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS GLOBAL, INC.

Date: September 12, 2022	By:	/s/ Edward Manolos
Edward Manolos (Principal Executive Officer)